Exhibit 10.19s

CONFIDENTIAL TREATMENT REQUESTED

Certain portions of this document have been omitted pursuant to a request for Confidential Treatment and, where applicable, have been marked with “[***]” to indicate where omissions have been made. The confidential material has been filed separately with the Securities and Exchange Commission.

ADMINISTRATIVE AGENT ACTION NO. 20

This ADMINISTRATIVE AGENT ACTION NO. 20 (this “Action”), dated as of June 27, 2016 (the “Effective Date”), is entered into by and among Megalodon Solar, LLC, a Delaware limited liability company (“Borrower”), and Bank of America, N.A., as the Administrative Agent (“Administrative Agent”) under the Loan Agreement, dated as of May 4, 2015 (as amended, the “Loan Agreement”), by and among the Borrower, Administrative Agent, Collateral Agent, each of Bank of America, N.A. (“BA Agent”), Credit Suisse AG, New York Branch (“CS Agent”), Deutsche Bank AG, New York Branch (“DB Agent”), ING Capital LLC (“ING Agent”), KeyBank National Association (“KB Agent”) and National Bank of Arizona (“NBAZ Agent”, and collectively with BA Agent, CS Agent, DB Agent, ING Agent and KB Agent, the “Existing Group Agents”), as Group Agents, the Lenders and the other parties from time to time parties thereto, on the Effective Date immediately prior to the effectiveness of this Action, and [***], in its capacity as a Group Agent (“[***] Agent”) and as Committed Lender (“[***] Committed Lender”), and [***], in its capacity as a Group Agent (“[***] Agent” and together with [***] Agent, the “Additional Group Agents”) and as Committed Lender (“[***] Committed Lender” and together with [***] Committed Lender, the “Additional Committed Lenders”), from and after the Effective Date upon the effectiveness of this Action. As used in this Action, capitalized terms which are not defined herein shall have the meanings ascribed to such terms in the Loan Agreement.

A.Each Existing Group Agent has provided its consent to an Incremental Loan Commitment Increase of up to $350,000,000 and the accession of one or more Eligible Assignees as additional Committed Lenders, pursuant to and subject to the terms of Required Group Agent Action No. 13 dated March 23, 2016, by and among Borrower, Administrative Agent, Collateral Agent and Existing Group Agents (“GAA 13”);

B.[***], in its capacity as a Committed Lender (“[***] Committed Lender”), has provided an Incremental Loan Commitment Increase of $40,000,000 pursuant to Administrative Agent Action No. 18, dated May 24, 2016, by and among Borrower, Administrative Agent and [***] Committed Lender;

C.The Borrower has invited each of the Additional Committed Lenders as an Eligible Assignee, to become Committed Lenders under the Loan Agreement;

D.Each of the Additional Committed Lenders and Additional Group Agents desires to become a party to the Loan Agreement, and the Required Group Agents (determined before giving effect to the Commitment Increase (as defined below)) have agreed to the accession of [***] Committed Lender and [***] Committed Lender, each as a Committed Lender under the Loan Agreement, and the designation of [***] Agent and [***] Agent, respectively, as Group Agents; and

Administrative Agent Action No. 20

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

E.Upon the effectiveness of this Action and subject to the terms and conditions of the Loan Agreement and GAA 13, the Additional Committed Lenders agree to provide Commitments to the Borrower under the Loan Agreement in an aggregate principal amount equal to $70,000,000 and in the respective amounts set forth in Exhibit 1 attached hereto (the “Commitment Increase”).

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and subject to the conditions set forth herein, the parties hereto hereby agree as follows:

Section 1.Amendment. Subject to the prior satisfaction of the conditions precedent described in Section 3 hereof, Annex 3 to the Loan Agreement is hereby amended and restated in its entirety as set forth in Exhibit 1 attached hereto.

Section 2.Consents to the Loan Agreement.  Subject to the prior satisfaction of the conditions precedent described in Section 3 hereof:

(a)The Administrative Agent and the Borrower acknowledge the Commitment Increase pursuant to GAA 13 and Section 2.9 of the Loan Agreement (and notwithstanding any requirements set forth in Section 2.9 of the Loan Agreement, but without limiting Section 3 hereof).

(b)The Administrative Agent and the Borrower acknowledge the accession to the Loan Agreement and the other Financing Documents of [***] Committed Lender and [***] Committed Lender as Committed Lenders thereunder pursuant to (i) Section 2.9(c) of the Loan Agreement (and notwithstanding any requirements set forth in Section 2.9(c) of the Loan Agreement, but without limiting Section 3 hereof) and Section 2(c) of GAA 13 and (ii) (A) the Accession Agreement, dated as of the date hereof, by and among [***] Committed Lender, [***] Agent, the Administrative Agent and the Borrower (the “[***] Accession Agreement”) and (B) the Accession Agreement, dated as of the date hereof, by and among [***] Committed Lender, [***] Agent, the Administrative Agent and the Borrower (the “[***] Accession Agreement”), each substantially in the form attached as Exhibit F-1 to the Loan Agreement.

(c)The Administrative Agent consents to the amendments as set forth in Section 1 hereof pursuant to Section 9.14(b) of the Loan Agreement.

Section 3.Conditions Precedent. This Action shall be effective upon the satisfaction of the following conditions precedent:

(a)The Administrative Agent shall have received counterparts of this Action, executed and delivered by each of the other parties hereto.

(b)The Administrative Agent shall have received counterparts of each of the [***] Accession Agreement, executed and delivered by each of the parties thereto and the [***] Accession Agreement, executed and delivered by each of the parties thereto.

(c)The Administrative Agent shall have received an Administrative Questionnaire and any tax forms it has requested from each of the Additional Committed Lenders.

2	Administrative Agent Action No. 20

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

(d)The Administrative Agent shall have received a certificate of the Borrower dated as of the Effective Date signed by a Responsible Officer of the Borrower (i) certifying and attaching the resolutions adopted by the Borrower approving or consenting to the increase in the Commitments provided for in this Action and (ii) certifying that each of the conditions set forth in Section 2.9(e) (except clause (x) thereof) of the Loan Agreement has been met as of the Effective Date.

(e)Each of [***] Committed Lender and the Borrower shall have received executed counterparts of the Commitment Fee Letter, dated as of the date hereof, between [***] Committed Lender and the Borrower (the “[***] Fee Letter”) and each of [***] Committed Lender and the Borrower shall have received executed counterparts of the Commitment Fee Letter, dated as of the date hereof, between [***] Committed Lender and the Borrower (the “[***] Fee Letter”).

(f)(i) Each Additional Committed Lender shall have received for its own account all fees due and payable as of the Effective Date pursuant to the [***] Fee Letter and [***] Fee Letter, as applicable, and (ii) the Administrative Agent shall have received for its own account all costs and expenses described in Section 6 of this Action, for which invoices have been presented in connection herewith.

Section 4.Reference to and Effect on Financing Documents. Each of the Loan Agreement and the other Financing Documents is and shall remain unchanged and in full force and effect, and, except as expressly set forth herein, nothing contained in this Action shall, by implication or otherwise, limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Administrative Agent or any of the other Secured Parties, or shall alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in each of the Loan Agreement and any other Financing Document. This Action shall also constitute a “Financing Document” for all purposes of the Loan Agreement and the other Financing Documents.

Section 5.Incorporation by Reference.  Sections 10.5 (Entire Agreement), 10.6 (Governing Law), 10.7 (Severability), 10.8 (Headings), 10.11 (Waiver of Jury Trial), 10.12 (Consent to Jurisdiction), 10.14 (Successors and Assigns) and 10.16 (Binding Effect; Counterparts) of the Loan Agreement are hereby incorporated by reference herein, mutatis mutandis.

Section 6.Expenses. The Borrower agrees to reimburse the Administrative Agent in accordance with Section 10.4(b) of the Loan Agreement for its reasonable and documented out-of-pocket expenses in connection with this Action, including reasonable and documented fees and out-of-pocket expenses of legal counsel.

Section 7.Construction. The rules of interpretation specified in Section 1.2 of the Loan Agreement also apply to this Action, mutatis mutandis.

[Signature Pages Follow]

3	Administrative Agent Action No. 20

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

IN WITNESS WHEREOF, the parties hereto have caused this Action to be duly executed by their respective authorized officers as of the day and year first written above.

MEGALODON SOLAR, LLC,
as Borrower

By:	/s/ Lyndon Rive
Name:	Lyndon Rive
Title:	President

[***],
as a Group Agent

By:	[***]
Name:	[***]
Title:	[***]

[***],
as a Group Agent

By:	[***]
Name:	[***]
Title:	[***]

BANK OF AMERICA, N.A.
as the Administrative Agent and the Collateral Agent

By:	/s/ Darleen R. DiGrazia
Name:	Darleen R. DiGrazia
Title:	Vice President

[Signature Page to Administrative Agent Action No. 20]

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

EXHIBIT 1

ANNEX 3

SCHEDULE OF LENDER COMMITMENTS

Lender	Commitment
Bank of America, N.A.	$[***]
Credit Suisse AG, Cayman Islands Branch	$[***]
ING Capital LLC	$[***]
Deutsche Bank AG, New York Branch	$[***]
KeyBank National Association	$[***]
National Bank of Arizona	$[***]
[***]	$[***]
[***]	$[***]

Exhibit 1

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.